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                                                                    EXHIBIT 21.1

                          LHC GROUP, INC. SUBSIDIARIES

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SUBSIDIARY                                                           JURISDICTION
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Able Home Health, Inc.                                               Alabama
Alabama Health Care Group, LLC                                       Alabama
Clay County Hospital HomeCare, LLC                                   Alabama
D. W. McMillan Memorial Hospital                                     Alabama
Mizell Memorial Hospital HomeCare, LLC                               Alabama
AHCG Management, LLC                                                 Arkansas
Arkansas Health Care Group, LLC                                      Arkansas
Arkansas HomeCare of Hot Springs, LLC                                Arkansas
Dallas County Medical Center HomeCare, LLC                           Arkansas
Eureka Springs Hospital Home Care, LLC                               Arkansas
Eureka Springs Hospital Hospice, LLC                                 Arkansas
Mena Medical Center Home Health, LLC                                 Arkansas
Mena Medical Center Hospice, LLC                                     Arkansas
LHC Health Care Group of Florida, LLC                                Florida
Georgia Health Care Group, LLC                                       Georgia
Acadian HomeCare, LLC                                                Louisiana
Acadian Home Health Care Services, LLC                               Louisiana
Acadian Premiere Regional Nursing, LLC                               Louisiana
Baton Rouge HomeCare, LLC                                            Louisiana
Bienville Medical Center                                             Louisiana
Diabetes Self-Management Center, Inc.                                Louisiana
Home Nursing Care, LLC                                               Louisiana
Hood Home Health Service, LLC                                        Louisiana
LHC Group Pharmaceutical Services, LLC                               Louisiana
LHCG-III, LLC                                                        Louisiana
LHCG-IV, LLC                                                         Louisiana
LHCG-V, LLC                                                          Louisiana
LHCG-VI, LLC                                                         Louisiana
LHCG-VII, LLC                                                        Louisiana
LHCG-VIII, LLC                                                       Louisiana
LHCG-IX, LLC                                                         Louisiana
LHCG-XI, LLC                                                         Louisiana
Louisiana Health Care Group, LLC                                     Louisiana
Louisiana HomeCare of Delhi, LLC                                     Louisiana
Louisiana HomeCare of Greater New Orleans, LLC                       Louisiana
Louisiana HomeCare of Hammond, LLC                                   Louisiana
Louisiana HomeCare of Minden, LLC                                    Louisiana
Louisiana HomeCare of Miss-Lou, LLC                                  Louisiana
Louisiana HomeCare of North Louisiana, LLC                           Louisiana
Louisiana HomeCare of Northwest Louisiana, LLC                       Louisiana
Louisiana HomeCare of Slidell, LLC                                   Louisiana
Louisiana Hospice and Palliative Care, LLC                           Louisiana
Louisiana Physical Therapy, LLC                                      Louisiana
Oak Shadows of Jennings, LLC                                         Louisiana
Patient's Choice Hospice and  Palliative Care of Louisiana, LLC      Louisiana
Richardson Medical Center HomeCare, LLC                              Louisiana
St. Francis HomeCare, LLC                                            Louisiana
St. James HomeCare, LLC                                              Louisiana
St. Landry Extended Care Hospital, LLC                               Louisiana
Thibodeaux, Albro and Touchet Therapy Group, Inc.                    Louisiana
Tri-Parish Community HomeCare, LLC                                   Louisiana
Able Home Health, Inc.                                               Mississippi
Leaf River Home Health Care, LLC                                     Mississippi
Mississippi Health Care Group, LLC                                   Mississippi
Mississippi HomeCare, LLC                                            Mississippi
Mississippi HomeCare of Jackson, LLC                                 Mississippi
Picayune HomeCare, LLC                                               Mississippi
North Carolina Health Care Group, LLC                                North Carolina
South Carolina Health Care Group, LLC                                South Carolina
Tennessee Health Care Group, LLC                                     Tennessee
GSHS Home Health, LP                                                 Texas
Marshall HomeCare, LP                                                Texas
Red River HomeCare, LLC                                              Texas
Texas Health Care Group Holdings, LLC                                Louisiana
Texas Health Care Group, LLC                                         Texas
Texas Health Care Group of Longview, LLC                             Texas
Texas Health Care Group of Texarkana, LLC                            Texas
Texas Health Care Group of The Golden Triangle, LLC                  Texas
Home Care Plus, Inc.                                                 West Virginia
West Virginia Health Care Group, LLC                                 West Virginia
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